Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

June 30, 2009

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Current Report on Form 8-K dated July 2, 2009 filed to show the effects of the retrospective application of certain accounting pronouncements that became effective January 1, 2009.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown	5
Portfolio Occupancy at the End of Each Period	6
Major Tenants	7
Lease Expirations as of June 30, 2009	8
Leasing Activity	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	16
Future Scheduled Principal Payments	17
Senior Unsecured Notes Financial Covenants	17

Investor Information	18

Geographic Diversification

As of June 30, 2009
State	# of Centers	GLA	% of GLA
South Carolina	4	1,569,268	17%
Georgia	3	850,130	9%
New York	1	729,315	8%
Pennsylvania	2	625,677	7%
Texas	2	619,806	7%
Delaware	1	568,868	6%
Alabama	1	557,185	6%
Michigan	2	436,751	5%
Tennessee	1	419,038	4%
Missouri	1	302,992	3%
Utah	1	298,379	3%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,469	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	31	9,241,381	100%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 6/30/09	% Occupied 6/30/09	% Occupied 3/31/09	% Occupied 12/31/08	% Occupied 9/30/008	% Occupied 6/30/08
Riverhead, NY	729,315	98%	97%	98%	99%	99%
Rehoboth, DE	568,868	99%	97%	100%	100%	99%
Foley, AL	557,185	91%	91%	93%	94%	93%
San Marcos, TX	442,006	99%	97%	99%	99%	97%
Myrtle Beach Hwy 501, SC	426,417	88%	86%	92%	92%	96%
Sevierville, TN	419,038	100%	98%	100%	100%	100%
Myrtle Beach Hwy 17, SC (2)	402,442	99%	97%	100%	100%	99%
Hilton Head, SC	388,094	85%	85%	88%	88%	88%
Washington, PA	370,525	86%	82%	85%	86%	n/a
Charleston, SC	352,315	95%	91%	97%	95%	95%
Commerce II, GA	370,512	95%	93%	96%	98%	98%
Howell, MI	324,631	94%	94%	98%	97%	97%
Branson, MO	302,992	100%	98%	100%	100%	98%
Park City, UT	298,379	99%	99%	100%	98%	92%
Locust Grove, GA	293,868	97%	95%	99%	100%	100%
Westbrook, CT	291,051	91%	94%	99%	99%	99%
Gonzales, LA	282,403	100%	99%	100%	100%	100%
Williamsburg, IA	277,230	96%	91%	99%	100%	99%
Lincoln City, OR	270,280	99%	94%	98%	100%	99%
Tuscola, IL	256,469	79%	78%	83%	80%	82%
Lancaster, PA	255,152	97%	97%	100%	100%	98%
Tilton, NH	245,563	97%	96%	100%	100%	100%
Fort Myers, FL	198,950	92%	95%	96%	92%	93%
Commerce I, GA	185,750	63%	58%	74%	72%	72%
Terrell, TX	177,800	94%	94%	100%	100%	100%
Barstow, CA	171,300	100%	100%	100%	100%	99%
West Branch, MI	112,120	96%	96%	100%	100%	100%
Blowing Rock, NC	104,235	100%	100%	100%	100%	100%
Nags Head, NC	82,178	97%	97%	97%	100%	100%
Kittery I, ME	59,694	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	9,241,381	95% (1)	94% (1)	97% (1) (2)	97% (1) (2)	96% (2)

Unconsolidated joint ventures
Deer Park, NY (3)	684,851	80%	78%	78%	n/a	n/a
Wisconsin Dells, WI	264,929	98%	97%	100%	99%	100%

(1)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.
(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned.

(3)	Includes a 29,253 square foot warehouse adjacent to the shopping center.

Portfolio Occupancy at the End of Each Period (1)

06/09(4)    03/09(4)    12/08(4)    09/08(2)(4)    06/08(2)    03/08(2)    12/07(2)    09/07(2)(3)    06/07(2)(3)
95%       94%     97%      97%     96%     95%     98%     97%      97%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

(2)
Excludes the occupancy rate at our Myrtle Beach Hwy 17, South Carolina center which was owned by an unconsolidated joint venture during those periods.  On January 5, 2009, we acquired the remaining 50% interest in the joint venture and the property became wholly-owned

(3)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

(4)	Excludes the occupancy rate at our Washington, Pennsylvania center which opened during the third quarter of 2008 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of June 30, 2009
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	73	776,530	8.4%
Phillips-Van Heusen	90	431,598	4.7%
Nike	25	308,060	3.3%
VF Outlet, Inc	32	304,957	3.3%
Adidas	34	291,124	3.2%
Liz Claiborne	35	272,210	2.9%
Dress Barn, Inc.	38	259,851	2.8%
Carter’s	47	229,505	2.5%
Jones Retail Corporation	74	205,621	2.2%
Polo Ralph Lauren	23	197,669	2.2%
Total of All Listed Above	471	3,277,125	35.5%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.  Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Lease Expirations as of June 30, 2009

Percentage of Total Gross Leasable Area (1)

2009     2010     2011     2012     2013     2014    2015    2016      2017       2018      2019+
4.00%    16.00%    18.00%    18.00%    17.00%    10.00%       3.00%    2.00%    4.00%    4.00%    4.00%

Percentage of Total Annualized Base Rent (1)

2009     2010     2011     2012     2013     2014    2015    2016      2017       2018      2019+
3.00%    16.00%    17.00%    16.00%    18.00%    10.00%       3.00%    3.00%    4.00%    5.00%    5.00%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Leasing Activity (1)
	03/31/09	06/30/09	09/30/09	12/31/09	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	51	22			73	102
Gross leasable area	188,153	35,460			223,613	403,268
New initial base rent per square foot	$24.75	$45.40			$28.02	$24.01
Prior expiring base rent per square foot	$18.74	$28.49			$20.29	$18.12
Percent increase	32.0%	59.3%			38.1%	32.5%

New straight line base rent per square foot	$26.09	$47.42			$29.47	$25.40
Prior straight line base rent per square foot	$18.31	$29.14			$20.03	$17.75
Percent increase	42.4%	62.8%			47.1%	43.1%

Renewed Space:
Number of leases	162	50			212	216
Gross leasable area	806,051	226,250			1,032,301	984,204
New initial base rent per square foot	$18.05	$17.16			$17.85	$19.50
Prior expiring base rent per square foot	$16.20	$17.26			$16.43	$17.05
Percent increase	11.4%	-0.6%			8.6%	14.4%

New straight line base rent per square foot	$18.42	$17.39			$18.19	$20.14
Prior straight line base rent per square foot	$16.08	$17.09			$16.30	$17.03
Percent increase	14.5%	1.8%			11.6%	18.3%

Total Re-tenanted and Renewed Space:
Number of leases	213	72			285	318
Gross leasable area	994,204	261,710			1,255,914	1,387,472
New initial base rent per square foot	$19.32	$20.99			$19.66	$20.81
Prior expiring base rent per square foot	$16.68	$18.78			$17.12	$17.36
Percent increase	15.8%	11.7%			14.9%	19.9%

New straight line base rent per square foot	$19.87	$21.46			$20.20	$21.67
Prior straight line base rent per square foot	$16.50	$18.72			$16.96	$17.24
Percent increase	20.4%	14.6%			19.1%	25.7%

(1)
Excludes one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements. Also, excludes one 655,598 square foot shopping center and one 29,253 square foot warehouse in Deer Park, NY of which Tanger owns a 33.3% interest through a joint venture arrangement.

Consolidated Balance Sheets (dollars in thousands)

	6/30/09	3/31/09	9/30/08	6/30/08
Assets
Rental property
Land	$135,708	$135,710	$135,688	$130,077
Buildings	1,343,854	1,348,211	1,233,906	1,130,536
Construction in progress	---	4,805	16,377	90,614
Total rental property	1,479,562	1,488,726	1,385,971	1,351,227
Accumulated depreciation	(379,412)	(374,541)	(345,577)	(333,995)
Total rental property – net	1,100,150	1,114,185	1,040,394	1,017,232
Cash & cash equivalents	5,150	3,101	3,753	1,088
Investments in unconsolidated jointventures	9,808	9,773	12,184	11,703
Deferred charges – net	43,746	48,294	39,644	41,593
Other assets	31,771	34,010	28,811	28,097
Total assets	$1,190,625	$1,209,363	$1,124,786	$1,099,713
Liabilities & equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$256,235	$391,133	$389,605	$388,858
Unsecured term loan	235,000	235,000	235,000	235,000
Mortgages payable, net of discount	34,938	34,634	---	---
Unsecured lines of credit	188,250	188,400	149,500	128,300
Total debt	714,423	849,167	774,105	752,158
Construction trade payables	6,327	9,070	22,840	28,393
Accounts payable & accruals	25,103	27,777	30,789	22,453
Other liabilities	32,152	33,868	15,784	12,378
Total liabilities	778,005	919,882	843,518	815,382
Equity
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000
Common shares	368	319	317	316
Paid in capital	482,532	372,762	369,999	368,034
Distributions in excess of net income	(186,202)	(184,349)	(197,140)	(193,441)
Accum. other comprehensive income (loss)	(6,879)	(8,533)	(73)	725
Total shareholders’ equity	364,819	255,199	248,103	250,634
Noncontrolling interest	47,801	34,282	33,165	33,697
Total equity	412,620	289,481	281,268	284,331
Total liabilities and equity	$1,190,625	$1,209,363	$1,124,786	$1,099,713

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	06/09	03/09	12/08	09/08	06/08	06/09	06/08
Revenues
Base rentals	$ 43,425	$ 42,927	$ 42,694	$ 40,519	$ 38,623	$ 86,352	$ 75,855
Percentage rentals	940	1,308	2,949	1,811	1,120	2,248	2,298
Expense reimbursements	18,374	19,219	20,557	18,277	15,692	37,593	33,170
Other income	1,928	1,704	2,137	2,166	1,570	3,632	2,958
Total revenues	64,667	65,158	68,337	62,773	57,005	129,825	114,281
Expenses
Property operating	20,794	21,748	21,139	20,091	17,525	42,542	$36,744
General & administrative	5,820	5,935	5,099	6,217	5,677	11,755	10,948
Depreciation & amortization	19,652	20,397	16,736	15,320	14,690	40,049	30,273
Impairment charge	5,200	---	---	---	---	5,200	---
Abandoned due diligence costs	---	---	3,336	587	---	---	---
Total expenses	51,466	48,080	46,310	42,215	37,892	99,546	77,965
Operating income	13,201	17,078	22,027	20,558	19,113	30,279	36,316
Interest expense	(9,564)	(11,210)	(10,972)	(9,811)	(10,143)	(20,774)	(20,342)
Gain on early extinguishment of debt	10,467	---	---	---	---	10,467	---
Gain on fair value measurement of
previously held interest in acquired
joint venture	---	31,497	---	---	---	31,497	---
Loss on settlement of US treasury rate locks	---	---	---	---	(8,910)	---	(8,910)
Income before equity in earnings (losses) of unconsolidated joint ventures	14,104	37,365	11,055	10,747	60	51,469	7,064
Equity in earnings (losses) of unconsolidated joint ventures	(517)	(897)	(696)	596	558	(1,414)	952
Net income	13,587	36,468	10,359	11,343	618	50,055	8,016
Non-controlling interest	(1,833)	(5,698)	(1,459)	(1,621)	129	(7,531)	(852)
Net income attributable to shareholders
of the Company	11,754	30,770	8,900	9,722	747	42,524	7,164
Less applicable preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Allocation to participating securities	(179)	(437)	(195)	(195)	(195)	(616)	(334)
Net income (loss) available to common shareholders	$ 10,168	$ 28,927	$ 7,299	$ 8,121	$ (855)	$ 39,095	$ 4,017
Basic earnings per common share:
Income (loss) from continuing operations	$ .30	$ .93	$ .23	$ .26	$ (.03)	$ 1.19	$ .13
Net income (loss)	$ .30	$ .93	$ .23	$ .26	$ (.03)	$ 1.19	$ .13
Diluted earnings per common share:
Income (loss) from continuing operations	$ .30	$ .92	$ .23	$ .26	$ (.03)	$ 1.19	$ .13
Net income (loss)	$ .30	$ .92	$ .23	$ .26	$ (.03)	$ 1.19	$ .13
Weighted average common shares:
Basic	34,249	31,269	31,160	31,129	31,068	32,767	31,024
Diluted	34,327	31,350	31,258	31,739	31,446	32,847	31,409

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	06/09	03/09	12/08	09/08	06/08	06/09	06/08
Funds from operations:
Net income	$ 13,587	$ 36,468	$ 10,359	$ 11,343	$ 618	$ 50,055	$ 8,016
Adjusted for -
Depreciation and amortization uniquely significant to real estate – wholly-owned	19,530	20,278	16,630	15,219	14,608	39,808	30,116
Depreciation and amortization uniquely significant to real estate – joint ventures	1,223	1,166	1,227	635	651	2,389	1,303
(Gain) on fair value measurement of previously held interest in acquired joint venture	--	(31,497)	--	--	--	(31,497)	--
Funds from operations	34,340	26,415	28,216	27,197	15,877	60,755	39,435
Preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Allocation to participating securities	(452)	(306)	(361)	(349)	(197)	(758)	(448)
Funds from operations available to common shareholders	$ 32,481	$ 24,703	$ 26,449	$ 25,442	$ 14,273	$ 57,184	$ 36,174
Funds from operations per share	$.80	$.66	$.71	$.67	$.38	$1.47	$.97
Funds available for distribution to common shareholders:
Funds from operations	$ 32,481	$ 24,703	$ 26,449	$ 25,442	$ 14,273	$ 57,184	$ 36,174
Adjusted for -
Corporate depreciation excluded above	122	119	106	101	82	241	157
Amortization of finance costs	357	465	474	444	352	822	713
Amortization of net debt discount premium	(76)	1,070	758	747	297	994	414
Gain on early extinguishment of debt	(10,467)	--	--	--	--	(10,467)	--
Impairment charge	5,200	--	--	--	--	5,200	--
Loss on termination of US treasury lock derivatives	--	--	--	--	8,910	--	8,910
Amortization of share compensation	1,592	1,297	1,368	1,404	1,396	2,889	2,620
Straight line rent adjustment	(757)	(777)	(499)	(822)	(1,085)	(1,534)	(1,874)
Market rent adjustment	(121)	78	(128)	(135)	(198)	(43)	(93)
2nd generation tenant allowances	(2,834)	(2,371)	(3,042)	(3,088)	(2,701)	(5,205)	(6,878)
Capital improvements	(3,107)	(2,761)	(6,736)	(12,062)	(9,500)	(5,868)	(12,049)
Funds available for distribution	$ 22,390	$ 21,823	$ 18,750	$ 12,031	$ 11,826	$ 44,213	$ 28,094
Funds available for distribution per share	$.55	$.58	$.50	$.32	$.31	$1.14	$.75
Dividends paid per share	$.3825	$.38	$.38	$.38	$.38	$.7625	$.74
FFO payout ratio	48%	58%	54%	57%	100%	52%	76%
FAD payout ratio	70%	66%	76%	119%	123%	67%	99%
Diluted weighted average common shs.	40,394	37,417	37,324	37,806	37,513	38,914	37,476

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	Tanger’s Share as of 6/30/09
Assets
Investment properties at cost – net	$291,166	$288,951	$323,546	$72,118	$73,033	$102,606
Construction in progress	---	---	---	226,031	181,246	---
Cash and cash equivalents	5,880	13,195	5,359	4,104	3,896	2,519
Deferred charges – net	5,685	6,307	7,025	6,041	6,184	1,969
Other assets	4,549	4,399	6,324	7,853	7,894	1,605
Total assets	$307,280	$312,852	$342,254	$316,147	$272,253	$108,699

Liabilities & Owners’ Equity
Mortgage payable	$288,169	$288,169	$303,419	$259,789	$215,028	$100,265
Construction trade payables	1,651	3,356	13,641	26,750	28,129	584
Accounts payable & other liabilities	1,825	6,998	9,479	6,845	7,117	741
Total liabilities	291,645	298,523	326,539	293,384	250,274	101,590
Owners’ equity	15,635	14,329	15,715	22,763	21,979	7,109
Total liabilities & owners’ equity	$307,280	$312,852	$342,254	$316,147	$272,253	$108,699

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/09	03/09	12/08	09/08	06/08	06/09	06/08
Revenues	$8,431	$8,524	$10,573	$5,582	$5,031	$16,955	$9,788
Expenses
Property operating	3,611	4,247	6,679	2,128	1,720	7,858	3,522
General & administrative	117	189	403	90	79	306	98
Depreciation & amortization	3,358	3,174	3,022	1,302	1,344	6,532	2,689
Total expenses	7,086	7,610	10,104	3,520	3,143	14,696	6,309
Operating income	1,345	914	469	2,062	1,888	2,259	3,479
Interest expense	3,079	3,731	3,414	932	820	6,810	1,660
Net income (loss)	$(1,734)	$(2,817)	$(2,945)	$1,130	$1,068	$(4,551)	$1,819
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,751	$ 1,534	$1,808	$1,692	$1,617	$ 3,285	$3,083
Net income	$ (517)	$ (897)	$(696)	$596	$558	$(1,414)	$952
Depreciation (real estate related)	$ 1,223	$ 1,166	$1,227	$635	$651	$ 2,389	$1,303

 Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08	Tanger’s Share as of 06/30/09
Assets
Investment properties at cost - net	$33,165	$33,718	$34,068	$34,426	$34,965	$16,583
Cash and cash equivalents	3,312	2,436	2,352	1,210	676	1,656
Deferred charges – net	444	493	528	575	640	222
Other assets	527	589	533	582	731	264
Total assets	$37,448	$37,236	$37,481	$36,793	$37,012	$18,725

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	199	199	199	--	--	100
Accounts payable & other liabilities	787	654	816	725	727	394
Total liabilities	26,236	26,103	26,265	25,975	25,977	13,119
Owners’ equity	11,212	11,133	11,216	10,818	11,035	5,606
Total liabilities & owners’ equity	$37,448	$37,236	$37,481	$36,793	$37,012	$18,725

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/09	03/09	12/08	09/08	06/08	06/09	06/08
Revenues	$1,785	$1,771	$2,644	$1,903	$1,795	$3,556	$3,643
Expenses
Property operating	661	685	694	582	615	1,346	1,327
General & administrative	13	3	6	2	6	16	9
Depreciation & amortization	613	613	615	610	607	1,226	1,213
Total expenses	1,287	1,301	1,315	1,194	1,228	2,588	2,549
Operating income	498	470	1,329	709	567	968	1,094
Interest expense	118	134	272	266	271	252	610
Net income	$ 380	$ 336	$1,057	$443	$296	$ 716	$484
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$556	$541	$971	$659	$587	$1,097	$1,154
Net income	$201	$177	$538	$232	$158	$378	$263
Depreciation (real estate related)	$296	$297	$296	$295	$294	$593	$586

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08	Tanger’s Share as of 06/30/09
Assets
Investment properties at cost - net	$ 257,868	$ 255,174	$ 255,885	$ 3,443	$ 3,424	$ 85,956
Construction in progress	---	---	---	226,031	181,246	---
Cash and cash equivalents	2,526	10,645	2,093	1,141	1,851	842
Deferred charges – net	5,241	5,814	5,895	4,822	4,900	1,747
Other assets	4,022	3,810	3,632	5,039	4,828	1,341
Total assets	$269,657	$275,443	$267,505	$240,476	$196,249	$ 89,886

Liabilities & Owners’ Equity
Mortgage payable	$262,919	$262,919	$242,369	$198,739	$153,978	$ 87,640
Construction trade payables	1,452	3,157	13,182	25,859	27,185	484
Accounts payable & other liabilities	1,034	6,344	6,414	4,343	4,764	345
Total liabilities	265,405	272,420	261,965	228,941	185,927	88,469
Owners’ equity	4,252	3,023	5,540	11,535	10,322	1,417
Total liabilities & owners’ equity	$269,657	$275,443	$267,505	$240,476	$196,249	$ 89,886

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/09	03/09	12/08	09/08	06/08	06/09	06/08
Revenues	$6,646	$6,753	$4,855	$450	$42	$13,399	$63
Expenses
Property operating	2,950	3,562	4,852	424	4	6,512	4
General & administrative	104	186	376	84	46	290	55
Depreciation & amortization	2,727	2,539	1,652	20	4	5,266	4
Total expenses	5,781	6,287	6,880	528	54	12,068	63
Operating income	865	466	(2,025)	(78)	(12)	1,331	--
Interest expense	2,961	3,597	2,588	30	6	6,558	6
Net income (loss)	$(2,096)	$(3,131)	$(4,613)	$(108)	$(18)	$(5,227)	$(6)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$ 1,196	$ 1,002	$ (123)	$(18)	$(2)	$ 2,198	$ 2
Net income (loss)	$ (718)	$(1,065)	$(1,540)	$(36)	$(6)	$(1,783)	$(2)
Depreciation (real estate related)	$ 927	$ 869	$ 554	$ 7	$ 1	$ 1,796	$ 1

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2009
	Principal Balance	Interest Rate	Maturity Date
Secured debt:
Myrtle Beach Hwy 17 mortgage (1)	$ 35,800	Libor + 1.40%	4/7/10
Unsecured debt:
Unsecured term loan credit facility (2)	235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities (3)	188,250	Libor + 0.60 – 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes (4)	7,210	3.75%	8/15/26
Net debt discounts	(1,837)
Total consolidated debt	$714,423
Tanger’s share of unconsolidated JV debt:
Wisconsin Dells	12,625	Libor + 1.30%	02/24/10
Deer Park (5)	87,640	Libor + 1.375 – 3.50%	5/17/11
Total Tanger’s share of unconsolidated JV debt	$100,265
(1)
In January 2009, we acquired the remaining 50% interest in the Myrtle Beach Hwy 17 joint venture, assuming an existing $35.8 million mortgage on the property and an existing interest rate swap agreement for a notional amount of $35.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $35.8 million outstanding mortgage completed in April 2005.  The swap fixed the one month LIBOR rate at 4.59%.  This swap, combined with the current spread of 140 basis points on the mortgage, fixes the interest on $35.0 million of variable rate debt at 5.99% until March 15, 2010.  The debt assumed was recorded at fair value, resulting in the recognition of a debt discount of $1.5 million at acquisition based on a market interest rate of 5.3%.  The fair value of the swap at acquisition was recorded in other liabilities totaling $1.7 million.  Both the debt discount and the fair value of the swap are being amortized to interest expense over the remaining term of the loan and are expected to have offsetting effects on interest expense.

(2)
In July and September 2008, we entered into LIBOR based interest rate swap agreements on notional amounts of $118.0 million and $117.0 million, respectively.  The purpose of the swaps was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swaps fixed the one month LIBOR rate at 3.605 and 3.70%, respectively.  When combined with the current spread of 160 basis points on the term loan facility, which can vary based on our credit rating, these swap agreements fix our interest rate on $235.0 million of variable rate debt at 5.25% until April 1, 2011.

(3)
The company has six lines of credit with a borrowing capacity totaling $325.0 million, of which $25.0 million expired June 30, 2009, $260.0 million expires on June 30, 2011 and $40.0 million expires on August 30, 2011.  The company has received a commitment from Wells Fargo Bank to increase the size of their unsecured line of credit from $100 million to $125 million, thus absorbing the $25 million line that expired on June 30, 2009.

(4)
On January 1, 2009, we adopted the provisions of FSP APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)”, which require us to bifurcate the notes into debt and equity components based on the fair value of the notes independent of the conversion feature as of the date of issuance in August 2006.  As a result of this adoption we recorded an initial debt discount of $15.0 million based on a market interest rate of 6.11%.  FSP APB 14-1 was applied using retrospective treatment which means that prior periods have been restated.  On May 8, 2009, we closed on an offer to exchange common shares for any and all the outstanding exchangeable notes, resulting in the retirement of $142.3 million principal amount of the notes for approximately 4.9 million common shares of the company.  At June 30, 2009, the unamortized discount on the remaining $7.2 million in exchangeable notes totaled $335,000.

(5)
In May 2007, the joint venture entered into a four-year, interest-only construction loan facility with a one-year maturity extension option.  The facility includes a senior loan, with an interest rate of LIBOR plus 137.5 basis points, and a mezzanine loan, with an interest rate of LIBOR plus 350 basis points.   As of June 30, 2009, the outstanding principle balances of the senior and mezzanine loans were $245.6 million and $15.0 million, respectively, and $23.4 million was available for funding of additional construction draw requests under the senior loan facility.  In February 2009, the joint venture entered into an interest rate cap agreement on a nominal amount of $240.0 million which became effective June 1, 2009.  The derivative contract puts a cap of 4% on LIBOR and expires on April 1, 2011.  In June 2008, the joint venture entered into an interest-only mortgage loan agreement with an interest rate of LIBOR plus 185 basis points and a maturity of May 17, 2011.  As of June 30, 2009, the outstanding principle balance under this mortgage was $2.3 million.

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2009
Year	Tanger Consolidated Payments	Tanger’s Share of Unconsolidated JV Payments	Total Scheduled Payments
2009	$ --	$ --	$ --
2010	35,800	12,625	48,425
2011	423,250	87,640	510,890
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	250,000	--	250,000
2016	--	--	--
2017	--	--	--
2018 & thereafter	(1) 7,210	--	7,210
	$716,260	$100,265	$816,525
Net Discount on Debt	(1,837)	--	(1,837)
	$714,423	$100,265	$814,688

Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2009
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	45%	Yes
Total Secured Debt to Adjusted Total Assets	40%	2%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	221%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.84	Yes
(1)
Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408